SUPPLEMENT DATED SEPTEMBER 1, 2010 TO

STATEMENT OF ADDITIONAL INFORMATION

TCW FUNDS, INC.

TCW Emerging Markets Equities Fund

DECEMBER 30, 2009

The section titled “Directors and Officers” at page A-21 is amended as follows:

A Board of eleven directors is responsible for overseeing the Funds’ affairs.

Janet E. Kerr and Peter McMillan are added as Independent Directors.

		Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During the Past Five Years
Janet E. Kerr (55) Nominee	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010	Professor of Law and Executive Director Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer), CKE Restaurants, Inc. (casual dining restaurants) and TCW Strategic Income Fund, Inc. (closed-end fund)

Peter McMillan (52) Nominee	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trust I and KBS Real Estate Investment Trust II (real estate investments), Steinway Musical Instruments, Inc. (musical instruments manufacturing), Metropolitan West Funds (mutual funds) and TCW Strategic Income Fund, Inc. (closed-end fund)